------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                        EMERGING MARKETS DEBT PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

For the three months ended March 31, 1998, the Portfolio had a total return of 5.55% for the Class A shares and 5.55% for the Class B shares compared to a total return of 5.21% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year ended March 31,

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                 -----------------------------------------
                                                ONE       AVERAGE ANNUAL
                                    YTD        YEAR       SINCE INCEPTION
                                 ---------  -----------  -----------------
PORTFOLIO--CLASS A.............       5.55%      19.47%          19.10%
PORTFOLIO--CLASS B.............       5.55       19.22           31.56
INDEX--CLASS A.................       5.21       17.98           13.74
INDEX--CLASS B.................       5.21       17.98           24.59

1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Mexico, Morocco, Russia, Nigeria, the Philippines, Poland and Venezuela.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

1998, the Portfolio had a total return of 19.47% for the Class A shares and 19.22% for the Class B shares compared to 17.98% for the Index. From inception on February 1, 1994 through March 31, 1998, the average annual total return of Class A was 19.10% compared to 13.74% for the Index. From inception on January 2, 1996, through March 31, 1998, the average annual total return of Class B was 31.56% compared to 24.59% for the Index. As of March 31, 1998, the Portfolio had an SEC 30-day yield of 10.76% for the Class A shares and 10.49% for the Class B shares.

The international backdrop to emerging market debt improved during the first quarter of 1998, as U.S. interest rates stayed in a narrow range, investor sentiment recovered and portfolio flows into emerging markets resumed. Stabilization occurred as the South Koreans agreed on a bank debt rescheduling and other emerging countries accelerated much needed structural reforms as a means to avoid the "Asian Flu". Brazil and Russia allowed domestic interest rates to rise dramatically in order to stabilize their currencies, while Mexico and Venezuela announced fiscal spending cuts in an effort to offset the expected decline in revenues and tax receipts resulting from lower oil prices. With the exception of Indonesia, International Monetary Fund (IMF) and World Bank led stabilization programs in most of the Asian countries significantly reduced the risk for non-Asian emerging markets. By the end of the first quarter emerging markets had passed the maximum point of danger and spreads, which had started the year on a sour note, narrowed by 50 basis points.

During the latter part of the quarter, we reduced the Portfolio's exposure to Russian debt. President Yeltsin's decision to sack his cabinet on March 23rd has increased political uncertainty. At the same time plummeting oil prices and lack of improvement in tax collection has prevented improvement in the fiscal picture. We increased the Portfolio's exposure to Brazil, which should benefit from privatization and direct investment flows in the coming months, as well as a relatively stable political environment. We also increased the Portfolio's exposure to Asian debt, which was trading at distressed levels at the beginning of the quarter. These bonds were purchased in anticipation of and have benefited from continued IMF efforts in the region, as well as Indonesia's gradual acceptance of the international community's prescription for bolstering its ailing financial system.

The market's strong performance year-to-date is a cause for some concern as we believe that investors may be overly optimistic in there analysis of the rebound in the Asian economies. Continued economic weakness in Japan and the large amount of debt to be issued by Asian governments in order to finance growing fiscal deficits and banking sector bail-outs will keep volatility high.

The combination of lower commodity prices and a heavy election calendar in the second half of 1998 should limit spread tightening. In addition, wider current account deficits in non-Asian countries, caused by import contractions in Asia coupled with increased low priced exports from Asia, should weigh heavy on the market.

Paul Ghaffari
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
DEBT INSTRUMENTS (97.4%)
  ARGENTINA (15.6%)
    BONDS (15.6%)
U.S.$     1,900    Acindar Industria, Series 144A,
                    (Floating Rate), 11.656%,
                    11/12/98                            $   1,929
     ARP  5,910    CIA International
                    Telecommunications, Series 144A,
                    10.375%, 8/01/04                        5,423
U.S.$     2,000    Republic of Argentina, Step Bond,
                    5.75%, 3/31/23                          1,534
     ARP    700    Republic of Argentina, 'Euro',
                    Series 144A, 11.75%, 2/12/07              729
          1,500    Republic of Argentina, 'Euro',
                    11.75%, 2/12/07                         1,562
          6,200    Republic of Argentina, Global
                    Bond, Series BGL5, 11.375%,
                    1/30/17                                 7,023
U.S.$     4,750    Republic of Argentina, Global
                    Bond, 9.75%, 9/19/27                    4,708
          4,133    Republic of Argentina, (Floating
                    Rate), (Bearer), 6.625%, 3/31/05        3,815
                                                        ---------
                                                           26,723
                                                        ---------
  BRAZIL (25.8%)
    BONDS (25.8%)
         27,104    Federative Republic of Brazil,
                    Series C (Floating Rate),
                    (Registered) PIK, 8.00%, 4/15/14       22,818
         11,074    Federative Republic of Brazil,
                    Series El-L, (Floating Rate),
                    6.688%, 4/15/06                        10,001
         11,270    Federative Republic of Brazil
                    Global Bond, 10.125%, 5/15/27          11,211
                                                        ---------
                                                           44,030
                                                        ---------
  BULGARIA (1.8%)
    BONDS (1.8%)
          1,900    Republic of Bulgaria Front Loaded
                    Interest Reduction Bond, Series
                    A, 2.25%, 7/28/12                       1,269
          2,400    Republic of Bulgaria Interest
                    Arrears PDI Bond, (Floating
                    Rate), 6.563%, 7/28/11                  1,881
                                                        ---------
                                                            3,150
                                                        ---------


     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------

  ECUADOR (1.8%)
    BONDS (1.7%)
U.S.$     1,500    Conecel, 14.00%, 5/01/02             $   1,575
          2,550    Republic of Ecuador Par Bond,
                    (Step Bond), PIK, 3.50%, 2/28/25        1,402
                                                        ---------
                                                            2,977
                                                        ---------
    NOTES (0.1%)
            100    Consorcio Ecuatorian Notes, Series
                    144A, 14.00%, 5/01/02                     105
                                                        ---------
                                                            3,082
                                                        ---------
  INDONESIA (4.9%)
    BONDS (4.9%)
          1,500    APP International Finance BV,
                    (Floating Rate), 8.742%, 9/15/99        1,275
          1,000    APP International Finance BV,
                    10.25%, 10/01/00                          956
          1,050    Indah Kiat International Finance
                    BV, Series A, 11.375%, 6/15/99            987
          1,450    Pindo Deli Financial (Mauritius),
                    Series 144A, 10.75%, 10/01/07           1,200
             50    Pindo Deli Financial (Mauritius),
                    'Euro', 10.75%, 10/01/07                   41
          4,200    Tjiwi Kimia International BV,
                    13.25%, 8/01/01                         3,854
                                                        ---------
                                                            8,313
                                                        ---------
  IVORY COAST (0.8%)
    BONDS (0.8%)
     FRF 12,725    Republic of Ivory Coast Front
                    Loaded Interest Reduction Bond,
                    (Floating Rate), Series FRF,
                    2.00%, 3/29/18                            770
          8,350    Republic of Ivory Coast, PDI
                    Bonds, (Floating Rate), Series f
                    , 1.90%, 3/29/18                          586
                                                        ---------
                                                            1,356
                                                        ---------
  JAMAICA (2.2%)
    BONDS (2.2%)
U.S.$     4,000    Mechala Group, Jamaica, Series B,
                    Series 144A, 12.75%, 12/30/99           3,720
                                                        ---------
  KOREA (2.8%)
    BONDS (2.8%)
          4,900    Export-Import Bank of Korea,
                    6.50%, 10/06/99                         4,713
                                                        ---------
  MEXICO (12.1%)
    BONDS (11.1%)
          3,000    Bufete Industrial, Series 144A,
                    11.375%, 7/15/99                        2,925

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
  MEXICO (CONTINUED)
U.S.$     4,500    Empresas ICA Sociedad
                    Controladora, (Registered),
                    11.875%, 5/30/01                    $   4,883
            850    United Mexican States Discount
                    Bond, Series A, (Floating Rate),
                    6.693%, 12/31/19                          802
            250    United Mexican States Discount
                    Bond, Series B, (Floating Rate),
                    6.617%, 12/31/19                          236
          1,100    United Mexican States Discount
                    Bond, Series D, (Floating Rate),
                    6.75%, 12/31/19                         1,039
            850    United Mexican States Global Bond,
                    9.875%, 1/15/07                           916
          1,100    United Mexican States Global Bond,
                    11.375%, 9/15/16                        1,296
          5,650    United Mexican States Global Bond,
                    11.50%, 5/15/26                         6,886
                                                        ---------
                                                           18,983
                                                        ---------
    NOTES (1.0%)
          1,550    Innova S De R.L. Senior Notes,
                    Series 144A, 12.875%, 4/01/07           1,655
                                                        ---------
                                                           20,638
                                                        ---------
  NIGERIA (0.7%)
    UNIT (0.7%)
          1,750    Central Bank of Nigeria with
                    warrants attached (Step Bond)
                    5.50%, 11/15/20                         1,282
                                                        ---------
  PANAMA (0.1%)
    BONDS (0.1%)
            262    Republic of Panama PDI Bond,
                    (Floating Rate), PIK, 6.563%,
                    7/17/16                                   223
                                                        ---------
  PERU (0.9%)
    BONDS (0.9%)
          2,348    Republic of Peru Front Loaded
                    Interest Reduction Bond, Series
                    US, Series 144A, Step Bond,
                    3.25%, 3/07/17                          1,480
            200    Republic of Peru Front Loaded
                    Interest Reduction Bond, Step
                    Bond, 3.25%, 3/07/17                      126
                                                        ---------
                                                            1,606
                                                        ---------
  PHILIPPINES (0.6%)
    BONDS (0.6%)
          1,100    Bangko Sentral Philipinas, 8.60%,
                    6/15/27                                 1,005
                                                        ---------

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------

  RUSSIA (17.7%)
    LOAN AGREEMENTS (7.7%)
U.S.$    20,650    Russian Principal Loans, (Floating
                    Rate), 6.719%, 12/15/20             $  13,152
                                                        ---------
    BONDS (6.5%)
         11,300    Ministry of Finance Russia
                    Debentures, Series IV, 3.00%,
                    5/14/03                                 7,861
          1,900    Ministry of Finance Russia,
                    10.00%, 6/26/07                         1,818
            600    UnExim International Finance BV,
                    9.875%, 8/01/00                           558
          1,000    UnExim International Finance BV,
                    Series 144A, 9.875%, 8/01/00              930
                                                        ---------
                                                           11,167
                                                        ---------
    NOTES (3.5%)
          1,650    Russian Interest Arrears Note,
                    (Floating Rate), 6.719%, 12/15/15       1,173
          6,916    Russian Interest Arrears Note,
                    Series 19YR, (Floating Rate),
                    6.719%, 12/15/15                        4,915
                                                        ---------
                                                            6,088
                                                        ---------
                                                           30,407
                                                        ---------
  SOUTH AFRICA (0.9%)
    BONDS (0.9%)
     ZAR  8,000    Nacional Financiera SNC, 'Euro',
                    17.00%, 2/26/99                         1,597
                                                        ---------
  TURKEY (1.8%)
    BONDS (1.8%)
US$       3,150    Pera Financial Services Co.,
                    Series 144A, 9.375%, 10/15/02           2,973
                                                        ---------
  VENEZUELA (6.9%)
    BONDS (6.9%)
          6,190    Republic of Venezuela Debt
                    Conversion Bond, Series DL,
                    (Floating Rate), 6.813%, 12/18/07       5,639
          6,682    Venezuela Global Bond, 9.25%,
                    9/15/27                                 6,087
                                                        ---------
                                                           11,726
                                                        ---------
TOTAL DEBT INSTRUMENTS (Cost $165,664)                    166,544
                                                        ---------
STRUCTURED INVESTMENTS (5.9%)
  BRAZIL (4.3%)
          7,500    Salomon Brothers Federative
                    Republic of Brazil Credit Linked
                    Enhanced Note, 9.00%, 1/05/99           7,305
                                                        ---------
  PHILIPPINES (1.6%)
          2,600    ING Bank N.V. Libor or T-Bill
                    Linked Note, 8/14/98                    2,672
                                                        ---------
TOTAL STRUCTURED INVESTMENTS (Cost $10,194)                 9,977
                                                        ---------

    NO. OF                                                VALUE
    RIGHTS                                                (000)
---------------                                         ---------
RIGHTS (0.0%)
  MEXICO (0.0%)
U.S.$     4,539    United Mexican States, Value
                    Recovery Rights, expiring 6/30/03
                    (Cost $0)                           $      --
                                                        ---------
    NO. OF
   WARRANTS
---------------
WARRANTS (0.0%)
  NIGERIA (0.0%)
          1,250    Central Bank of Nigeria, expiring
                    11/15/20 (Cost $0)                         --
                                                        ---------
     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENTS (3.3%)
                           NON-U.S. GOVERNMENT (3.3%)
    TRL   861,050,000  Turkey T-Bill, 35.04%, 9/02/98       2,545
        1,039,850,000  Turkey T-Bill, 92.71%, 8/19/98       3,148
                                                        ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $5,755)                  5,693
                                                        ---------
FOREIGN CURRENCY (0.0%)
DEM 106     German Mark (Cost $58)                             57
                                                        ---------
                                                         AMOUNT
                                                          (000)
                                                        ---------

TOTAL INVESTMENTS (106.6%) (Cost $181,671)              $ 182,271
                                                        ---------
OTHER ASSETS AND LIABILITIES (-6.6%)
  Other Assets                                             22,189
  Liabilities                                             (33,470)
                                                        ---------
                                                          (11,281)
                                                        ---------
NET ASSETS (100%)                                         170,990
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $166,120
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 27,273,968 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)              $6.09
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $4,870
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 799,587 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $6.09
                                                        ---------
                                                        ---------

----------------------------------
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at March 31, 1998.

PDI -- Past Due Interest

PIK -- Payment-In-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1998. Maturity date disclosed is the ultimate maturity date.